Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Challenge 2000 Stock Plan)

I, JAMES G. BERGES, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Challenge 2000 Stock Plan.

WITNESS my hand this 19th day of November, 2004.

/s/ James G. Berges
JAMES G. BERGES

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Challenge 2000 Stock Plan)

I, CHARLES E. BUNCH, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Challenge 2000 Stock Plan.

WITNESS my hand this 19th day of November, 2004.

/s/ Charles E. Bunch
CHARLES E. BUNCH

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Challenge 2000 Stock Plan)

I, ERROLL B. DAVIS, JR., a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Challenge 2000 Stock Plan.

WITNESS my hand this 19th day of November, 2004.

/s/ Erroll B. Davis, Jr.
ERROLL B. DAVIS, JR.

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Challenge 2000 Stock Plan)

I, VICTORIA F. HAYNES, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Challenge 2000 Stock Plan.

WITNESS my hand this 19th day of November, 2004.

/s/ Victoria F. Haynes
VICTORIA F. HAYNES

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Challenge 2000 Stock Plan)

I, ROBERT RIPP, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Challenge 2000 Stock Plan.

WITNESS my hand this 21st day of November, 2004.

/s/ Robert Ripp
ROBERT RIPP

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Challenge 2000 Stock Plan)

I, THOMAS J. USHER, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Challenge 2000 Stock Plan.

WITNESS my hand this 19th day of November, 2004.

/s/ Thomas J. Usher
THOMAS J. USHER

Exhibit No. 24

PPG INDUSTRIES, INC.

POWER OF ATTORNEY

(PPG Industries, Inc. Challenge 2000 Stock Plan)

I, DAVID R. WHITWAM, a Director of PPG Industries, Inc. (the “Corporation”), a Pennsylvania corporation, hereby constitute and appoint Raymond W. LeBoeuf, W. H. Hernandez, James C. Diggs and J. Christopher Clifton, or any one or more of them, my true and lawful attorneys or attorneys-in-fact, with full power of substitution and revocation, to sign, in my name and on my behalf as a Director of the Corporation, a Registration Statement to be filed by the Corporation with the Securities and Exchange Commission (and any and all amendments thereto, including post-effective amendments) for the purpose of effecting the registration or deregistration, or maintaining the effectiveness of the registration, under the Securities Act of 1933, as amended, of Common Stock of the Corporation to be distributed, or which may be distributed, under the PPG Industries, Inc. Challenge 2000 Stock Plan.

WITNESS my hand this 19th day of November, 2004.

/s/ David R. Whitwam
DAVID R. WHITWAM